                          [LOGO] M F S(R)
                          INVESTMENT MANAGEMENT
                          We invented the mutual fund(R)
[Graphic Omitted]

                          ANNUAL REPORT
                          SEPTEMBER 30, 1998


                          o MFS(R) ASIA PACIFIC FUND

                          o MFS(R) INTERNATIONAL OPPORTUNITIES FUND

                          o MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND

                          o MFS(R) INTERNATIONAL VALUE FUND

MFS(R) ASIA PACIFIC FUND
MFS(R) INTERNATIONAL OPPORTUNITIES FUND
MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND
MFS(R) INTERNATIONAL VALUE FUND

TRUSTEES                                                CUSTODIAN
Richard B. Bailey* - Private Investor;                  State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS(R) Investment Management                            AUDITORS
                                                        Ernst & Young LLP
Peter G. Harwood - Private Investor
                                                        INVESTOR INFORMATION
J. Atwood Ives - Chairman and Chief Executive           For MFS stock and bond market outlooks, call toll
Officer, Eastern Enterprises (diversified services      free: 1-800-637-4458 anytime from a touch-tone
company)                                                telephone.

Lawrence T. Perera - Partner, Hemenway & Barnes         For information on MFS mutual funds, call your
(attorneys)                                             financial adviser or, for an information kit, call
                                                        toll free: 1-800-637-2929 any business day from 9
William J. Poorvu - Adjunct Professor, Harvard          a.m. to 5 p.m. Eastern time (or leave a message
University Graduate School of Business                  anytime).
Administration
                                                        INVESTOR SERVICE
Charles W.Schmidt - PrivateInvestor                     MFS Service Center, Inc.
                                                        P.O. Box 2281
Arnold D. Scott* - Senior Executive Vice                Boston, MA 02107-9906
President, Director, and Secretary, MFS Investment
Management                                              For general information, call toll free:
                                                        1-800-225-2606 any business day from 8 a.m. to
Jeffrey L. Shames* - Chairman, Chief Executive          8 p.m. Eastern time.
Officer, and Director, MFS Investment Management
                                                        For service to speech- or hearing-impaired, call
Elaine R. Smith - Independent Consultant                toll free: 1-800-637-6576 any business day from
                                                        9 a.m. to 5 p.m. Eastern time. (To use this service,
David B. Stone - Chairman and Director, North           your phone must be equipped with a
American Management Corp. (investment advisers)         Telecommunications Device for the Deaf.)

INVESTMENT ADVISER                                      For share prices, account balances, and exchanges,
Massachusetts Financial Services Company                call toll free: 1-800-MFS-TALK (1-800-637-8255)
500 Boylston Street                                     anytime from a touch-tone telephone.
Boston, MA 02116-3741
                                                        WORLD WIDE WEB
DISTRIBUTOR                                             www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGERS
David A. Antonelli*
Christopher J. Burn*
Barry P. Dargan*
David R. Mannheim*
Frederick J. Simmons*

Treasurer
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

Dear Shareholders,
In the coming year, MFS will celebrate its 75\t/\h/ anniversary. In 1924, our Massachusetts Investors Trust, the nation's first mutual fund, opened to the public and helped launch a revolution in investing that continues today. In the 75 years since, MFS has grown with its investors not only through bear markets, economic and political turmoil, wars, and oil shortages, but also through long periods of growth and prosperity. We are very proud of our record of investment management and service to shareholders throughout our history.

One of the best ways for us to serve our shareholders is to help them understand some of the reasons behind developments in the investment markets and, when necessary, to take a more cautious outlook. This is particularly important during periods of market volatility such as we are experiencing this year, when equity prices do not follow a straight course. In light of this volatility, it is clear that equity valuations have risen to a point at which stock prices have become vulnerable to changes in the investment environment such as a slowing economy, earnings disappointments, and global economic and political turmoil. While we continue to hold a favorable long-term outlook for the equity markets, we also believe that the recent market correction was overdue but was also a healthy near-term event that should rid the financial system of excesses that have developed.

Currently, equity investors seem to be focused on the slowdown in corporate earnings and, more recently, on the continuing uncertainty overseas, particularly in Russia and some of the emerging markets. In the second quarter, for example, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result of this and continuing concerns about Asia and emerging markets, the stock markets pulled back from the record-high levels set in mid-July. Although the U.S. stock market has responded positively to reductions in interest rates by the Federal Reserve Board, the market's retreat helped correct some -- but not all -- of the overvaluations that had been building for some time. Prior to July, equity prices had been rising without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. If this year's downturn helps create more reasonable valuations, we believe it could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have begun to decline as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

Internationally, the economic turmoil in Asia continues to be a concern to us, while Russia is facing political and economic uncertainty and Latin American economies are feeling substantial pressure. We believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries and countries such as Japan and Brazil have taken positive steps toward economic reform but, for the most part, most of these economies are still very weak. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this year. But as these countries move toward economic union, they are benefiting from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe that it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our decades-long commitment to original, company-by-company research gives us an advantage by helping us find companies that we think can keep growing or gain market share during periods of turmoil. To help fulfill this commitment and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts, who thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

We also use active portfolio management on the fixed-income side, using our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

As we have for 75 years, we will continue to apply this discipline of thorough, bottom-up research to both the equity and fixed-income markets because we believe it offers the best potential for providing favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

MFS Asia Pacific Fund

Dear Shareholders,
The Fund commenced operations on October 9, 1997, and from that date through September 30, 1998, Class A shares provided a total return of -34.82%, while Class I shares returned -34.72%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a -36.68% return for the Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index, a broad, unmanaged index of equities from the Asia/Pacific region.

The past several months have seen continued turbulence in Asian stock markets as the economic effects of last year's collapses have washed through the region. At the center of Asia's problems is the weakness of the Japanese banking system, which has led to a severe credit crunch in Asia's largest economy.

The world eagerly awaits the effect of the Japanese government's recapitalization of its banks. This has been much talked about but, to date, there has been virtual political paralysis. Until this situation is resolved, credit contraction in Japan will continue, fueling the recession and further pressuring Japan's Asian trading partners.

In light of the difficult conditions in Asia, the Fund has moved even further into strong, defensive companies with net cash on their balance sheets (shielding them from credit problems) and into businesses that we believe are best resisting recession. Specifically, we have increased the Fund's weighting in Japan, reduced weightings in Singapore and Hong Kong, and eliminated all investments in Malaysia. While the Asian crisis has endured longer than most observers had anticipated, we believe there are still high-quality companies there that continue to create shareholder value.

The Fund's largest holding is Secom, a Japanese security company that has shown steady growth despite economic difficulty in that country. Also in Japan, Sony remains a globally strong company and is a core holding of the Fund. In Hong Kong, Li & Fung, an export company, has weathered the economic storm extremely well and is the Fund's top Hong Kong holding.

    Respectfully,

/s/ Christopher J. Burn                             /s/ Barry P. Dargan

    Christopher J. Burn                                 Barry P. Dargan
    Portfolio Manager                                   Portfolio Manager

MFS International Opportunities Fund

Dear Shareholders,
The Fund commenced operations on October 9, 1997, and from that date through September 30, 1998, both Class A and Class I shares provided a total return of -5.80%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a -0.45% return for the MSCI Europe, Australia, Far East (EAFE) Index, a broad, unmanaged index of non-U.S. equities.

The Fund seeks capital appreciation by investing in smaller-capitalization companies that we believe can offer predictable growth. The Fund can invest up to 35% of its assets in emerging market stocks, although our current weighting there is lower.

Currently, the Fund is most heavily invested in European stocks, with relatively light weightings in Asia and Latin America. Latin America exposure is predominantly weighted towards telecommunications stocks such as Telebras. In Asia, we are looking for investment opportunities in good companies in countries whose economies we feel may have bottomed out after the economic turmoil in the region.

In Europe, we have invested in service companies, such as SEMA, a provider of information technology services. The company has solid earnings growth prospects, despite recent weakness in its share price which we feel has made the stock a good value.

IHC Caland is another interesting story, with strong management that has delivered consistent earnings growth. The company is involved in offshore oil equipment and manufactures dredging equipment. Its shares have been hurt by weakness in oil services sector, but the company offers good long-term growth prospects and is attractive now. Brunnel, a Dutch staffing company is another active stock that has excellent future growth prospects.

Though the banking sector as a whole has been weak, the Fund has gotten good performance from Allied Irish Bank, which has benefited from a strong retail franchise in a booming Irish economy and from a reduction in interest rates spurred by European monetary union.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Portfolio Manager

MFS International Strategic Growth Fund

Dear Shareholders,
The Fund commenced operations on October 9, 1997, and from that date through September 30, 1998, Class A shares provided a total return of -3.20% while Class I shares returned -3.00%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a -0.45% return for the MSCI EAFE Index.

The Fund seeks capital appreciation by investing predominantly in non-U.S. companies. Though we do have the ability to invest in U.S. companies, we'll only do so if a company conducts the majority of its business outside the United States. We look for global firms that we feel can sustain above-average growth and that are also trading at attractive valuations. We employ a strict bottom-up fundamental analysis of companies rather than top-down regional allocations.

We have reduced the Fund's exposure in Latin America and, since the beginning of the year, to some of its Asian holdings due to weakness in those areas. Stocks that have held up well in the current volatility include Benckiser, a Dutch consumer staples company, and Next, a British retailer we purchased on what we perceived to be a depressed valuation in spite of good growth prospects. The Fund is underweighted in bank stocks, though we have seen good performance in retail banks, as opposed to the big-name global investment banks. We also have found attractive stocks in the European defense industry, such as British Aerospace, Thomson CSF, and Saab Aerospace.

One of the Fund's more interesting top holdings is Olympus Optical, a Japanese company that is the global leader in providing endoscopes to the medical market, with about a 70% market share.

    Respectfully,

/s/ David R. Mannheim
    David R. Mannheim
    Portfolio Manager

MFS International Value Fund

Dear Shareholders,
The Fund commenced operations on October 9, 1997, and from that date through September 30, 1998, both Class A and Class I shares provided a total return of 4.70%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a -0.45% return for the MSCI EAFE Index.

The Fund continues to favor European equities because we believe they offer good growth prospects at reasonable valuations. We are continuing to monitor the situation in Southeast Asia, hoping that the current turmoil will present buying opportunities. However, we believe it is still somewhat premature to make new investments there.

In our view, the long-term global environment for equities, underpinned by prospects for low inflation and low interest rates, remains favorable. Earnings continue to grow and, while they have slowed in the United States, they are still high by historic standards and are accelerating in a number of European markets. In Japan, until there is evidence of the government's altering its fiscal and monetary policies to stimulate the domestic economy, most of the opportunities will remain in the strongest, most globally competitive multinationals.

The Fund has significant holdings in consumer staples, financial services, and utilities and communications companies. Concern about the effects of Southeast Asian problems spreading to the rest of the world governs our choice of industries, and we view these sectors as fertile ground for steadily earning companies selling at reasonable valuations.

    Respectfully,

/s/ Frederick J. Simmons

    Frederick J. Simmons
    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PERFORMANCE SUMMARY

Currently, each Fund offers only Class A and Class I shares, which are available for purchase at net asset value only by certain retirement plans established for the benefit of employees of MFS and its affiliates and certain of their family members who are also residents of the Commonwealth of Massachusetts.

The following information illustrates the historical performance of each Fund's Class A shares in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

MFS ASIA PACIFIC FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1997, through September 30, 1998)

                       MFS                MSCI           Consumer
                   Asia Pacific        All Country      Price Index
                  Fund - Class A    Asia Pacific Index    - U.S.
        -----------------------------------------------------------
        11/97       $10,000             $10,000            $10,000
         9/98         6,518               7,228             10,124

TOTAL RETURNS THROUGH SEPTEMBER 30, 1998

CLASS A

                                                               10 Years/Life*
-------------------------------------------------------------------------------
Total Return                                                          -34.82%
-------------------------------------------------------------------------------
SEC Results                                                           -37.92%
-------------------------------------------------------------------------------

CLASS I

                                                               10 Years/Life*
-------------------------------------------------------------------------------
Total Return                                                          -34.72%
-------------------------------------------------------------------------------

COMPARATIVE INDICES

                                                                10 Years/Life
-------------------------------------------------------------------------------
MSCI All Country Asia Pacific Index**                                 -36.68%
-------------------------------------------------------------------------------
Consumer Price Index+#                                                + 1.24%
-------------------------------------------------------------------------------

 * For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.
** Source: Lipper Analytical Services, Inc. "Life" refers to the period from
   November 1, 1997, through September 30, 1998.
 + Source: CDA/Wiesenberger. "Life" refers to the period from November 1, 1997, through September 30, 1998.
 # The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS INTERNATIONAL OPPORTUNITIES FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1997, through September 30, 1998)

                       MFS                          Consumer
                  International        MSCI          Price
                  Opportunities        EAFE          Index
                 Fund - Class A       Index          - U.S.
        -----------------------------------------------------
        11/97       $10.000         $10,000         $10,000
         9/98         9,420           9,955          10,124

TOTAL RETURNS THROUGH SEPTEMBER 30, 1998

CLASS A

                                                               10 Years/Life*
-------------------------------------------------------------------------------
Total Return                                                          - 5.80%
-------------------------------------------------------------------------------
SEC Results                                                           -10.27%
-------------------------------------------------------------------------------

CLASS I

                                                               10 Years/Life*
-------------------------------------------------------------------------------
Total Return                                                          - 5.80%
-------------------------------------------------------------------------------

COMPARATIVE INDICES

                                                                10 Years/Life
-------------------------------------------------------------------------------
MSCI EAFE Index+                                                      - 0.45%
-------------------------------------------------------------------------------
Consumer Price Index+#                                                + 1.24%
-------------------------------------------------------------------------------

* For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.

+ Source: CDA/Wiesenberger. "Life" refers to the period from November 1, 1997, through September 30, 1998.

# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS INTERNATIONAL STRATEGIC GROWTH FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1997, through September 30, 1998)

                       MFS                          Consumer
                  International        MSCI          Price
                Strategic Growth       EAFE          Index
                 Fund - Class A       Index          - U.S.
        -----------------------------------------------------
        11/97       $10,000          $10,000        $10,000
         9/98         9,680            9,955         10,124

TOTAL RETURNS THROUGH SEPTEMBER 30, 1998

CLASS A

                                                              10 Years/Life*
-------------------------------------------------------------------------------
Total Return                                                         - 3.20%
-------------------------------------------------------------------------------
SEC Results                                                          - 7.80%
-------------------------------------------------------------------------------

CLASS I

                                                              10 Years/Life*
-------------------------------------------------------------------------------
Total Return                                                         - 3.00%
-------------------------------------------------------------------------------

COMPARATIVE INDICES

                                                               10 Years/Life
-------------------------------------------------------------------------------
MSCI EAFE Index+                                                     - 0.45%
-------------------------------------------------------------------------------
Consumer Price Index+#                                               + 1.24%
-------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.

+ Source: CDA/Wiesenberger. "Life" refers to the period from November 1, 1997, through September 30, 1998.

# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

MFS INTERNATIONAL VALUE FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1997, through September 30, 1998)

                       MFS                          Consumer
                  International        MSCI          Price
                      Value            EAFE          Index
                 Fund - Class A       Index          - U.S.
        -----------------------------------------------------
        11/97       $10,000          $10,000        $10,000
         9/98        10,470            9,955         10,124

TOTAL RETURNS THROUGH SEPTEMBER 30, 1998

CLASS A

                                                               10 Years/Life*
-------------------------------------------------------------------------------
Total Return                                                          + 4.70%
-------------------------------------------------------------------------------
SEC Results                                                           - 0.27%
-------------------------------------------------------------------------------

CLASS I

                                                               10 Years/Life*
-------------------------------------------------------------------------------
Total Return                                                          + 4.70%
-------------------------------------------------------------------------------

COMPARATIVE INDICES

                                                                10 Years/Life
-------------------------------------------------------------------------------
MSCI EAFE Index+                                                      - 0.45%
-------------------------------------------------------------------------------
Consumer Price Index+#                                                + 1.24%
-------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, October 9, 1997, through September 30, 1998.

+ Source: CDA/Wiesenberger. "Life" refers to the period from November 1, 1997, through September 30, 1998.

# The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY
Performance results reflect any applicable subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and include the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS - September 30, 1998

MFS ASIA PACIFIC FUND
Stocks - 89.5%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                             SHARES          VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 86.5%
  Australia - 6.2%
    Australia & New Zealand Banking Group Ltd. (Banks and
      Credit Cos.)*                                                                 2,470    $    13,219
    Fletcher Challenge Paper Co., ADR (Paper Products)                              2,400         11,700
    Mayne Nickless Ltd. (Business Services)*                                        2,038         10,886
    QBE Insurance Group Ltd. (Insurance)                                           15,200         55,480
    Seven Network Ltd. (Entertainment)                                              5,000         14,244
                                                                                             -----------
                                                                                             $   105,529
--------------------------------------------------------------------------------------------------------
  Canada - 0.6%
    Bell Canada International, Inc. (Telecommunications)*                           1,100    $    10,278
--------------------------------------------------------------------------------------------------------
  China - 1.3%
    Guangshen Railway Ltd. (Railroads)                                              1,000    $     6,688
    Huaneng Power International, Inc., ADR (Utilities -
      Electric)*                                                                    1,500         15,375
                                                                                             -----------
                                                                                             $    22,063
--------------------------------------------------------------------------------------------------------
  Hong Kong - 5.5%
    Hong Kong Electric Holdings Ltd. (Utilities -
      Electric)                                                                     5,000    $    17,197
    Hutchison Whampoa Ltd. (Conglomerate)                                           4,000         21,062
    Li & Fung Ltd. (Wholesale)                                                     34,000         54,849
                                                                                             -----------
                                                                                             $    93,108
--------------------------------------------------------------------------------------------------------
  India - 1.4%
    Mahanagar Telephone Nigam Ltd., GDR
      (Telecommunications)##                                                        2,000    $    23,750
--------------------------------------------------------------------------------------------------------
  Japan - 60.6%
    Aeon Credit Service Co. Ltd. (Financial Services)                                 480    $    21,796
    AFLAC, Inc. (Insurance)                                                         2,500         71,406
    Bridgestone Corp. (Tire and Rubber)                                             2,000         40,346
    Canon, Inc. (Special Products and Services)                                     2,000         40,640
    Fujimi, Inc. (Electronics)                                                        500         14,121
    Futaba Corp. (Electronics)                                                      1,000         35,945
    Keyence Corp. (Electronics)                                                       300         28,763
    Kinki Coca-Cola Bottling Co. (Beverages)                                        3,000         32,350
    Kirin Beverage Corp. (Beverages)                                                2,000         31,617
    Megachips Corp. (Electronics)*                                                  1,000         26,042
    Meitec Corp. (Computer Software - Systems)                                      1,000         21,640
    Nippon Broadcasting System Co. (Broadcasting)                                   1,000         34,771
    Nippon Telephone & Telegraph Co. (Utilities -
      Telephone)                                                                        8         58,392
    NTT Data Corp. (Telecommunications)                                                10         36,532
    Olympus Optical Co. (Conglomerate)                                              6,000         65,977
    Rohm Co. (Electronics)                                                          1,000         95,364
    Secom Co. (Consumer Goods and Services)                                         2,000        124,707
    Shohkoh Fund & Co. Ltd. (Financial Services)                                      100         25,638
    Sony Corp. (Electronics)                                                          700         48,731
    Sony Corp., ADR (Electronics)                                                     400         27,500
    Takeda Chemical Industries Co. (Medical and Health
      Products)                                                                     1,000         26,775
    TDK Corp., ADR (Electronics)                                                      720         47,880
    Terumo Corp. (Pharmaceuticals)                                                  2,000         41,153
    Ushio, Inc. (Electronics)                                                       3,000         26,167
                                                                                             -----------
                                                                                             $ 1,024,253
--------------------------------------------------------------------------------------------------------
  Malaysia - 0.7%
    Tanjong PLC (Entertainment)+                                                   15,000    $    11,160
--------------------------------------------------------------------------------------------------------
  New Zealand - 1.4%
    Telecom Corp. of New Zealand Ltd. (Utilities -
      Telephone)                                                                      800    $    24,100
--------------------------------------------------------------------------------------------------------
  Philippines - 1.0%
    SM Prime Holding, Inc. (Real Estate)                                          139,000    $    17,255
--------------------------------------------------------------------------------------------------------
  Singapore - 5.2%
    Hong Leong Finance Ltd. (Finance)+                                             37,000    $    22,358
    Natsteel Electronics Ltd. (Electronics)                                        20,000         43,839
    Singapore Press Holdings Ltd. (Printing & Publishing)                           2,552         21,166
                                                                                             -----------
                                                                                             $    87,363
--------------------------------------------------------------------------------------------------------
  South Korea - 1.3%
    Pohang Iron & Steel Co. Ltd., ADR (Steel)                                       1,550    $    21,409
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.3%
    HSBC Holdings PLC (Financial Services)*                                         1,200    $    21,991
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $ 1,462,259
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 3.0%
  Electronics - 0.8%
    Amkor Technology, Inc.*                                                         2,900    $    14,137
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.8%
    Associates First Capital Corp., "A"                                               200    $    13,050
--------------------------------------------------------------------------------------------------------
  Insurance - 1.0%
    American International Group, Inc.                                                225    $    17,325
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.4%
    Global TeleSystems Group, Inc.*                                                   200    $     6,750
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $    51,262
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,850,141)                                                   $ 1,513,521
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.2%
--------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
                                                                            (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 10/01/98, at Amortized
    Cost                                                                        $     105    $   105,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,955,141)                                              $ 1,618,521
--------------------------------------------------------------------------------------------------------
Securities Sold Short - (13.2)%
--------------------------------------------------------------------------------------------------------
                                                                                  SHARES
--------------------------------------------------------------------------------------------------------
  Hong Kong - (8.4)%
   Bank of East Asia (Banks and Credit Cos.)                                      (56,170)   $   (79,378)
    Heng Seng Bank (Banks and Credit Cos.)                                        (10,000)       (63,238)
                                                                                ---------    -----------
                                                                                  (66,170)   $  (142,616)
--------------------------------------------------------------------------------------------------------
  Japan - (3.3)%
    All Nippon Airways (Airlines)                                                  (3,000)   $    (9,683)
    Bank of Tokyo Mitsubishi Ltd., ADR (Banks and Credit
      Cos.)                                                                        (2,200)       (14,438)
    Dai-Ichi Kangyo Bank Ltd. (Banks and Credit Cos.)                              (2,000)        (8,377)
    Fuji Bank (Banks and Credit Cos.)                                              (4,000)        (8,069)
    Industrial Bank of Japan (Banks and Credit Cos.)                               (2,000)        (7,336)
    Sakura Bank Ltd. (Banks and Credit Cos.)                                       (5,000)        (7,336)
                                                                                ---------    -----------
                                                                                  (18,200)   $   (55,239)
--------------------------------------------------------------------------------------------------------
  Malaysia - (0.4)%
    Malayan Banking Berhad (Banks and Credit Cos.)                                 (9,400)   $    (7,407)
--------------------------------------------------------------------------------------------------------
  Singapore - (1.1)%
    Wing Tai Holdings (Holding Company)                                           (50,000)   $   (18,513)
--------------------------------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received, $210,222)                                    $  (223,775)
--------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 17.5%                                                           295,503
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $ 1,690,249
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

PORTFOLIO OF Investments - September 30, 1998

MFS INTERNATIONAL OPPORTUNITIES  FUND
Stocks - 87.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                             SHARES          VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 84.6%
  Australia - 1.5%
    QBE Insurance Group Ltd. (Insurance)                                            5,133    $    18,736
--------------------------------------------------------------------------------------------------------
  Brazil - 0.8%
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                                            145    $    10,005
--------------------------------------------------------------------------------------------------------
  Canada - 2.5%
    Canadian National Railway Co. (Railroads)                                         695    $    31,014
--------------------------------------------------------------------------------------------------------
  Finland - 8.1%
    Helsingin Puhelin Oy (Telecommunications)                                         600    $    26,942
    Konecranes Interna (Electronics)                                                  300         11,823
    Nokia AB Oy (Telecommunications)                                                  150         11,935
    Pohjola Insurance Group (Insurance)                                               560         22,168
    Sampo (Electronics)                                                               430         12,288
    Tieto Corp. (Computer Software - Systems)                                         540         17,442
                                                                                             -----------
                                                                                             $   102,598
--------------------------------------------------------------------------------------------------------
  France - 8.5%
    Alcatel Alsthom Compagnie (Telecommunications)                                     95    $     8,458
    Sanofi S.A. (Medical and Health Products)                                         125         18,415
    Sita Soc Industries (Hazardous Waste)                                              40          8,804
    Television Francaise (Entertainment)                                               65         11,156
    Thomson CSF (Aerospace and Defense)                                               550         16,815
    Total S.A., "B" (Oils)                                                            190         23,982
    Union des Assurances Federales S.A. (Insurance)                                   170         19,756
                                                                                             -----------
                                                                                             $   107,386
--------------------------------------------------------------------------------------------------------
  Germany - 5.5%
    Bayer Hypo Vereins (Banks and Credit Cos.)                                        200    $    14,749
    Henkel KGaA (Chemicals)                                                           190         14,416
    Hoechst AG (Chemicals)                                                            345         13,476
    Mannesmann AG (Conglomerate)                                                      285         26,144
    Wella AG (Consumer Goods and Services)                                              2          1,415
                                                                                             -----------
                                                                                             $    70,200
--------------------------------------------------------------------------------------------------------
  Greece - 0.6%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                            294    $     7,060
--------------------------------------------------------------------------------------------------------
  Ireland - 5.3%
    Allied Irish Banks PLC (Banks and Credit Cos.)                                  3,006    $    44,606
    Anglo Irish Bank PLC (Banks and Credit Cos.)*                                   9,284         22,076
                                                                                             -----------
                                                                                             $    66,682
--------------------------------------------------------------------------------------------------------
  Italy - 6.1%
    Banca Carige S.p.A. (Banks and Credit Cos.)                                     1,420    $    12,488
    Industrie Natuzzi S.p.A., ADR (Consumer Goods and
      Services)                                                                       252          4,977
    Istituto Mobiliare Italiano S.p.A. (Banks and Credit
      Cos.)                                                                         1,600         21,155
    Mediaset S.p.A. (Entertainment)                                                 4,050         27,205
    Telecom Italia Mobile Di Risp S.p.A
      (Telecommunications)*                                                         1,700         11,729
                                                                                             -----------
                                                                                             $    77,554
--------------------------------------------------------------------------------------------------------
  Japan - 5.8%
    Canon, Inc., ADR (Special Products and Services)                                  400    $     7,850
    Fujimi, Inc. (Electronics)                                                        400         11,297
    Kinki Coca-Cola Bottling Co. (Beverages)                                        1,000         10,784
    Olympus Optical Co. (Conglomerate)                                              2,000         21,992
    Sony Corp., ADR (Electronics)                                                     193         13,269
    Ushio, Inc. (Electronics)                                                       1,000          8,722
                                                                                             -----------
                                                                                             $    73,914
--------------------------------------------------------------------------------------------------------
  Netherlands - 14.0%
    Akzo Nobel N.V. (Chemicals)                                                       626    $    22,294
    Benckiser N.V., "B" (Consumer Goods and Services)                                 390         19,486
    Brunel International N.V. (Human Resources)*                                      870         27,238
    Fugro N.V. (Engineering)*                                                         812         25,595
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*                           415         14,096
    IHC Caland N.V. (Marine Equipment)                                                446         20,862
    ING Groep N.V. (Financial Services)                                               269         12,140
    Koninklijke Ahold N.V. (Supermarkets)                                             300          8,978
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)                                                                     1,423         26,474
                                                                                             -----------
                                                                                             $   177,163
--------------------------------------------------------------------------------------------------------
  Portugal - 0.7%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)                            537    $     8,735
--------------------------------------------------------------------------------------------------------
  Spain - 0.2%
    Telefonica de Espana S.A., ADR (Telecommunications)                                25    $     2,699
--------------------------------------------------------------------------------------------------------
  Sweden - 3.1%
    Astra AB (Pharmaceuticals)                                                        400    $     6,591
    Ericsson LM, "B" (Telecommunications)                                             340          6,428
    Securitas AB (Security Services)                                                  275         14,121
    Skandia Forsakrings AB (Insurance)                                                 75            977
    Volvo AB (Automotive)                                                             450         11,037
                                                                                             -----------
                                                                                             $    39,154
--------------------------------------------------------------------------------------------------------
  Switzerland - 2.5%
    Barry Callebaut AG (Food and Beverage Products)*                                   45    $    10,286
    Novartis AG (Medical and Health Products)                                           8         12,881
    UBS AG (Banks and Credit Cos.)                                                     43          8,425
                                                                                             -----------
                                                                                             $    31,592
--------------------------------------------------------------------------------------------------------
  United Kingdom - 19.4%
    ASDA Group PLC (Supermarkets)                                                   4,147    $    12,098
    British Aerospace PLC (Aerospace and Defense)*                                  4,962         30,088
    British Petroleum PLC (Oils)*                                                   1,244         19,016
    Glaxo Wellcome PLC, ADR (Medical and Health Products)                             330         18,851
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                               1,804         12,502
    Lloyds TSB Group PLC (Banks and Credit Cos.)                                      550          6,156
    LucasVarity PLC (Automotive)                                                    8,404         25,836
    Next PLC (Stores)                                                               3,500         24,968
    SEMA Group PLC (Computer Software - Systems)                                    2,850         28,221
    Taylor Nelson Sofres PLC (Market Research)                                     15,700         21,200
    Tomkins PLC (Conglomerate)                                                      4,100         19,220
    Williams PLC (Conglomerate)                                                     2,635         15,418
    Williams PLC, "B" (Conglomerate)*                                               2,530          1,418
    Zeneca Group PLC (Medical and Health Products)                                    300         10,599
                                                                                             -----------
                                                                                             $   245,591
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $ 1,070,083
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 2.5%
  Electronics - 1.3%
    AMP, Inc.                                                                         475    $    16,981
--------------------------------------------------------------------------------------------------------
  Oils - 1.2%
    Amoco Corp.                                                                       275    $    14,816
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $    31,797
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,213,459)                                                   $ 1,101,880
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 9.1%
--------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
                                                                            (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Student Loan Marketing Assn., due 10/01/98, at
      Amortized Cost                                                            $     115    $   115,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,328,459)                                              $ 1,216,880
Other Assets, Less Liabilities - 3.8%                                                             48,394
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $ 1,265,274
--------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - September 30, 1998

MFS INTERNATIONAL STRATEGIC GROWTH  FUND
Stocks - 89.2%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                             SHARES          VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 86.8%
  Australia - 3.5%
    QBE Insurance Group Ltd. (Insurance)                                            6,386    $    23,309
    Seven Network Ltd. (Entertainment)                                              3,700         10,541
                                                                                             -----------
                                                                                             $    33,850
--------------------------------------------------------------------------------------------------------
  Brazil - 0.5%
    Companhia Electricas est Rio de Janeiro (Utilities -
      Electric)*                                                                   14,500    $     5,138
--------------------------------------------------------------------------------------------------------
  Canada - 3.6%
    Canadian National Railway Co. (Railroads)                                         650    $    29,006
    Legacy Hotel Real Estate Investment Trust (Real Estate
      Investment Trust)*##                                                            400          1,495
    T. Eaton Co. Ltd. (Stores)*                                                       900          4,130
                                                                                             -----------
                                                                                             $    34,631
--------------------------------------------------------------------------------------------------------
  Chile - 0.8%
    Chilectra S.A., ADR (Utilities - Electric)                                        475    $     7,776
--------------------------------------------------------------------------------------------------------
  Finland - 4.9%
    Helsingin Puhelin Oyj (Telecommunications)                                        315    $    14,145
    Huhtamaki Oy Group (Conglomerate)                                                 150          4,638
    Pohjola Insurance Group (Insurance)                                               400         15,835
    Tieto Corp. (Computer Software - Systems)                                         395         12,758
                                                                                             -----------
                                                                                             $    47,376
--------------------------------------------------------------------------------------------------------
  France - 7.6%
    Television Francaise (Entertainment)                                               85    $    14,589
    Thomson CSF (Aerospace and Defense)                                               600         18,343
    Total S.A., "B" (Oils)                                                            170         21,458
    Union des Assurances Federales S.A. (Insurance)                                   165         19,175
                                                                                             -----------
                                                                                             $    73,565
--------------------------------------------------------------------------------------------------------
  Germany - 2.7%
    Henkel KGaA (Chemicals)                                                           260    $    19,727
    Wella AG (Consumer Goods and Services)                                              9          6,367
                                                                                             -----------
                                                                                             $    26,094
--------------------------------------------------------------------------------------------------------
  Greece - 1.0%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                            399    $     9,581
--------------------------------------------------------------------------------------------------------
  Ireland - 3.7%
    Allied Irish Banks PLC (Banks and Credit Cos.)                                    750    $    11,129
    Anglo Irish Bank PLC (Banks and Credit Cos.)*                                  10,400         24,730
                                                                                             -----------
                                                                                             $    35,859
--------------------------------------------------------------------------------------------------------
  Italy - 5.1%
    Banca Carige S.p.A. (Banks and Credit Cos.)                                     1,400    $    12,312
    ERG S.p.A. (Oils)                                                               2,600          9,462
    Mediaset S.p.A. (Entertainment)                                                 2,640         17,733
    Telecom Italia S.p.A., Saving Shares (Telecommunications)                       3,000          9,662
                                                                                             -----------
                                                                                             $    49,169
--------------------------------------------------------------------------------------------------------
  Japan - 11.2%
    Canon, Inc., ADR (Special Products and Services)                                  900    $    17,663
    Kinki Coca-Cola Bottling Co. (Beverages)                                        1,000         10,783
    Kirin Beverage Corp. (Beverages)                                                1,000         15,808
    NTT Data Corp. (Telecommunications)                                                 3         10,960
    Olympus Optical Co. (Conglomerate)                                              2,000         21,992
    Sony Corp. (Electronics)                                                          100    $     6,962
    Sony Corp., ADR (Electronics)                                                     215         14,781
    Tokyo Broadcasting System, Inc. (Entertainment)                                 1,000          9,038
                                                                                             -----------
                                                                                             $   107,987
--------------------------------------------------------------------------------------------------------
  Malaysia - 0.2%
    Tanjong PLC (Entertainment)+                                                    3,000    $     2,232
--------------------------------------------------------------------------------------------------------
  Netherlands - 12.2%
    Akzo Nobel N.V. (Chemicals)                                                       840    $    29,915
    Benckiser N.V., "B" (Consumer Goods and Services)                                 650         32,478
    Brunel International N.V. (Human Resources)*                                      200          6,262
    Fugro N.V. (Engineering)*                                                         231          7,281
    IHC Caland N.V. (Marine Equipment)                                                158          7,391
    ING Groep N.V. (Financial Services)                                               400         18,051
    Koninklijke Ahold N.V. (Supermarkets)                                             400         11,970
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)                                                                       230          4,279
                                                                                             -----------
                                                                                             $   117,627
--------------------------------------------------------------------------------------------------------
  Norway - 0.8%
    Storebrand Asa (Insurance)                                                      1,100    $     7,598
--------------------------------------------------------------------------------------------------------
  Portugal - 2.3%
    Banco Espirito Santo e Comercial de Lisboa S.A. (Banks
      and Credit Cos.)                                                                 68    $     1,867
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)                          1,232         20,040
                                                                                             -----------
                                                                                             $    21,907
--------------------------------------------------------------------------------------------------------
  Sweden - 5.4%
    Astra AB (Pharmaceuticals)                                                      1,050    $    17,302
    Saab AB, "B" (Aerospace)*                                                       2,525         21,772
    Skandia Forsakrings AB (Insurance)                                                100          1,303
    Volvo AB (Automotive)                                                             480         11,772
                                                                                             -----------
                                                                                             $    52,149
--------------------------------------------------------------------------------------------------------
  Switzerland - 2.2%
    Barry Callebaut AG (Food and Beverage Products)*                                   42    $     9,600
    Novartis AG (Medical and Health Products)                                           7         11,271
                                                                                             -----------
                                                                                             $    20,871
--------------------------------------------------------------------------------------------------------
  United Kingdom - 19.1%
    ASDA Group PLC (Supermarkets)                                                   6,000    $    17,503
    Avis Europe PLC (Auto Rental)##                                                 3,000         12,586
    British Aerospace PLC (Aerospace and Defense)*                                  6,268         38,007
    British Petroleum PLC (Oils)*                                                   1,617         24,718
    Diageo PLC (Food and Beverage Products)                                           729          6,934
    ICON PLC, ADR (Biotechnology)*                                                    115          3,752
    Lloyds TSB Group PLC (Banks and Credit Cos.)                                      859          9,615
    LucasVarity PLC (Automotive)                                                    7,700         23,672
    Next PLC (Stores)                                                               3,850         27,465
    Taylor Nelson Sofres PLC (Market Research)                                      1,600          2,160
    Tomkins PLC (Conglomerate)                                                      3,950         18,517
                                                                                             -----------
                                                                                             $   184,929
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $   838,339
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 2.4%
  Business Services - 1.6%
    Galileo International, Inc.                                                       400    $    15,100
--------------------------------------------------------------------------------------------------------
  Oils - 0.8%
    Amoco Corp.                                                                       150    $     8,081
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $    23,181
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $913,345)                                                     $   861,520
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 9.8%
--------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
                                                                            (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 10/01/98, at Amortized Cost                     $      95    $    95,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,008,345)                                              $   956,520

Other Assets, Less Liabilities - 1.0%                                                              9,200
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $   965,720
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

PORTFOLIO OF INVESTMENTS - September 30, 1998

MFS INTERNATIONAL VALUE  FUND
Stocks - 89.5%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                             SHARES          VALUE
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 75.7%
  Australia - 2.4%
    QBE Insurance Group Ltd. (Insurance)                                            3,542    $    12,928
    Seven Network Ltd. (Entertainment)                                              4,736         13,492
                                                                                             -----------
                                                                                             $    26,420
--------------------------------------------------------------------------------------------------------
  Austria - 0.6%
    Austria Tabak AG (Tobacco)                                                        108    $     6,389
--------------------------------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)                                         323    $    14,414
--------------------------------------------------------------------------------------------------------
  Chile - 0.2%
    Enersis S.A., ADR (Utilities - Electric)                                          100    $     2,038
--------------------------------------------------------------------------------------------------------
  Finland - 0.9%
    Helsingin Puhelin Oyj (Telecommunications)                                        215    $     9,655
--------------------------------------------------------------------------------------------------------
  France - 14.8%
    Alcatel Alsthom Compagnie (Telecommunications)                                    161    $    14,335
    Pin Printemps Redo (Real Estate Investment Trust)                                 140         20,274
    Sanofi S.A. (Medical and Health Products)                                         129         19,004
    SEITA (Tobacco)                                                                   672         38,927
    Television Francaise (Entertainment)                                              108         18,536
    Thomson CSF (Aerospace and Defense)                                               215          6,573
    Total S.A., ADR (Oils)                                                            398         24,999
    Union des Assurances Federales S.A. (Insurance)                                   188         21,848
                                                                                             -----------
                                                                                             $   164,496
--------------------------------------------------------------------------------------------------------
  Germany - 4.3%
    Henkel KGaA (Chemicals)                                                           323    $    24,507
    Mannesmann AG (Conglomerate)                                                      161         14,769
    Wella AG (Consumer Goods and Services)*                                            13          9,197
                                                                                             -----------
                                                                                             $    48,473
--------------------------------------------------------------------------------------------------------
  Greece - 1.0%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                                            474    $    11,382
--------------------------------------------------------------------------------------------------------
  Ireland - 0.5%
    Allied Irish Banks PLC (Banks and Credit Cos.)                                    400    $     5,936
--------------------------------------------------------------------------------------------------------
  Italy - 3.8%
    Instituto Nazionale delle Assicurazioni (Insurance)                             6,452    $    16,436
    Istituto Mobiliare Italiano S.p.A. (Banks and Credit
      Cos.)                                                                           430          5,685
    Telecom Italia S.p.A. (Telecommunications)*                                     4,302         20,600
                                                                                             -----------
                                                                                             $    42,721
--------------------------------------------------------------------------------------------------------
  Japan - 7.5%
    Canon, Inc. (Special Products and Services)                                     1,000    $    20,320
    Olympus Optical Co. (Conglomerate)                                              1,000         10,996
    Sony Corp., ADR (Electronics)                                                     200         13,750
    Terumo Corp. (Pharmaceuticals)                                                  1,000         20,577
    Tokyo Broadcasting System, Inc. (Entertainment)                                 1,000          9,037
    Ushio, Inc. (Electronics)                                                       1,000          8,722
                                                                                             -----------
                                                                                             $    83,402
--------------------------------------------------------------------------------------------------------
  Malaysia - 0.1%
    Tanjong PLC (Entertainment)+                                                    1,000    $       744
--------------------------------------------------------------------------------------------------------
  Netherlands - 10.3%
    Akzo Nobel N.V. (Chemicals)                                                       516    $    18,377
    Benckiser N.V. "B" (Consumer Goods and Services)                                  215         10,743
    Equant N.V. (Telecommunications)*                                                 100          4,600
    Hunter Douglas N.V., ADR (Consumer Goods and Services)*                           500         16,983
    IHC Caland N.V. (Marine Equipment)*                                               275         12,863
    ING Groep N.V. (Financial Services)*                                              216          9,748
    Koninklijke Ahrend Groep N.V. (Consumer Goods and
      Services)*                                                                       24            446
    Royal Dutch Petroleum Co., ADR (Oils)                                             430         20,479
    Wolters Kluwer N.V. (Publishing)*                                                 108         20,764
                                                                                             -----------
                                                                                             $   115,003
--------------------------------------------------------------------------------------------------------
  Portugal - 2.9%
    Banco Pinto & Sotto Mayor S.A. (Banks and Credit Cos.)                          1,505    $    24,481
    Elec de Portugal (Utilities - Electric)                                           323          7,441
                                                                                             -----------
                                                                                             $    31,922
--------------------------------------------------------------------------------------------------------
  Spain - 1.4%
    Telefonica de Espana (Utilities - Telephone)                                      430    $    15,717
--------------------------------------------------------------------------------------------------------
  Sweden - 4.5%
    Astra AB (Pharmaceuticals)                                                      1,291    $    21,273
    Saab AB, "B" (Aerospace and Defense)*                                           1,372         11,830
    Skandia Forsakrings AB (Insurance)                                                500          6,515
    Volvo AB (Automotive)                                                             430         10,546
                                                                                             -----------
                                                                                             $    50,164
--------------------------------------------------------------------------------------------------------
  Switzerland - 3.0%
    Nestle S.A. (Food and Beverage Products)                                           15    $    29,976
    UBS AG (Banks and Credit Cos.)*                                                    18          3,527
                                                                                             -----------
                                                                                             $    33,503
--------------------------------------------------------------------------------------------------------
  United Kingdom - 16.2%
    Allied Zurich (Insurance)*                                                        350    $     3,579
    ASDA Group PLC (Supermarkets)                                                   3,978         11,604
    Avis Europe PLC (Auto Rental)##                                                 5,808         24,366
    British Aerospace PLC (Aerospace and Defense)*                                  3,013         18,270
    British America Tobacco (Tobacco)*                                                375          2,791
    Compass Group (Consumer Goods & Services)                                       3,227         30,310
    Gallaher Group PLC (Tobacco)                                                    4,302         31,310
    LucasVarity PLC (Automotive)                                                    6,000         18,446
    Next PLC (Stores)                                                                 800          5,707
    Tomkins PLC (Conglomerate)*                                                     2,849         13,356
    Williams PLC (Conglomerate)                                                     3,275         19,163
    Williams PLC "B" (Conglomerate)                                                 3,300          1,850
                                                                                             -----------
                                                                                             $   180,752
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                         $   843,131
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 13.8%
  Construction Services - 2.3%
    Martin Marietta Materials, Inc.                                                   592    $    25,567
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.7%
    Philip Morris Cos., Inc.                                                          646    $    29,756
--------------------------------------------------------------------------------------------------------
  Electronics - 1.0%
    AMP, Inc.                                                                         323    $    11,547
--------------------------------------------------------------------------------------------------------
  Insurance - 3.2%
    ReliaStar Financial Corp.                                                         323    $    12,597
    Transamerica Corp.                                                                215         22,790
                                                                                             -----------
                                                                                             $    35,387
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 2.8%
    McDonalds Corp.                                                                   215    $    12,833
    Xerox Corp.                                                                       215         18,221
                                                                                             -----------
                                                                                             $    31,054
--------------------------------------------------------------------------------------------------------
  Stores - 0.7%
    Rite Aid Corp.                                                                    215    $     7,633
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.5%
    Albertsons, Inc.                                                                  107    $     5,791
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.6%
    Sprint Corp.                                                                      100    $     7,200
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                            $   153,935
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $971,358)                                                     $   997,066
--------------------------------------------------------------------------------------------------------

Preferred Stock - 1.6%
--------------------------------------------------------------------------------------------------------
  Germany - 1.6%
    Prosieben Media AG (Entertainment) (Identified Cost, $17,037)                     323    $    17,778
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.7%
--------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
                                                                            (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 10/01/98, at Amortized Cost                     $      75    $    75,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,063,395)                                              $ 1,089,844
Other Assets, Less Liabilities - 2.2%                                                             24,499
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $ 1,114,343
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
--------------------------------------------------------------------------------------------------------
                                                                           ASIA          INTERNATIONAL
                                                                        PACIFIC          OPPORTUNITIES
SEPTEMBER 30, 1998                                                         FUND                   FUND
--------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,955,141 and
    $1,328,459, respectively)                                        $1,618,521             $1,216,880
  Cash                                                                   19,539                  7,422
  Foreign currency, at value (identified cost, $14,610 and
    $3,835, respectively)                                                12,499                  3,902
  Receivable for Fund shares sold                                            50                   --
  Deposits with brokers for securities sold short                       298,010                   --
  Receivable for investments sold                                         1,700                 51,636
  Net receivable for forward foreign currency exchange
    contracts to sell                                                     4,045                   --
  Interest and dividends receivable                                       3,123                  3,577
  Other assets                                                               12                  1,906
                                                                     ----------             ----------
      Total assets                                                   $1,957,499             $1,285,323
                                                                     ----------             ----------
Liabilities:
  Securities sold short, at value (proceeds received, $210,222 and $0, respectively)
                                                                     $  223,775             $     --
  Payable for investments purchased                                      38,030                 18,882
  Net payable for forward foreign currency exchange contracts
    to sell                                                                --                      997
  Dividends payable on securities sold short                              3,562                   --
  Payable to affiliates -
    Shareholder servicing agent fee                                           5                   --
    Administrative fee                                                       23                   --
  Accrued expenses and other liabilities                                  1,855                    170
                                                                     ----------             ----------
      Total liabilities                                              $  267,250             $   20,049
                                                                     ----------             ----------
Net assets                                                           $1,690,249             $1,265,274
                                                                     ==========             ==========
Net assets consist of:
  Paid-in-capital                                                    $2,508,020             $1,390,147
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (352,965)              (112,438)
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (481,741)               (16,602)
  Accumulated undistributed net investment income                        16,935                  4,167
                                                                     ----------             ----------
      Total                                                          $1,690,249             $1,265,274
                                                                     ==========             ==========
Shares of beneficial interest outstanding:
  Class A                                                               206,690                 60,806
  Class I                                                                52,399                 73,457
                                                                     ----------             ----------
      Total shares of beneficial interest outstanding                   259,089                134,263
                                                                     ==========             ==========
Net assets:
  Class A                                                            $1,348,208             $  573,052
  Class I                                                               342,041                692,222
                                                                     ----------             ----------
      Total net assets                                               $1,690,249             $1,265,274
                                                                     ==========             ==========
Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)           $6.52                   $9.42
                                                                       =====                   =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)           $6.53                   $9.42
                                                                       =====                   =====

See notes to financial statements

Statements of Assets and Liabilities - continued
--------------------------------------------------------------------------------------------------------
                                                                  INTERNATIONAL
                                                                      STRATEGIC          INTERNATIONAL
                                                                         GROWTH                  VALUE
SEPTEMBER 30, 1998                                                         FUND                   FUND
--------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,008,345 and
    $1,063,395, respectively)                                          $956,520             $1,089,844
  Cash                                                                    1,986                  3,395
  Foreign currency, at value (identified cost, $3,547 and $2,108,
    respectively)                                                         3,480                  1,984
  Receivable for investments sold                                         5,667                 15,305
  Interest and dividends receivable                                       3,372                  3,862
  Other assets                                                            3,012                  --
                                                                       --------             ----------
      Total assets                                                     $974,037             $1,114,390
                                                                       --------             ----------
Liabilities:
  Payable for investments purchased                                    $  7,657             $    --
  Net payable for forward foreign currency exchange contracts
    subject to master netting agreements                                    499                  --
  Accrued expenses and other liabilities                                    161                     47
                                                                       --------             ----------
      Total liabilities                                                $  8,317             $       47
                                                                       --------             ----------
Net assets                                                             $965,720             $1,114,343
                                                                       ========             ==========

Net assets consist of:

  Paid-in-capital                                                      $984,942             $1,068,446
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies         (52,257)                26,439
  Accumulated undistributed net realized gain on investments and
    foreign currency transactions                                        31,247                  8,745
  Accumulated undistributed net investment income                         1,788                 10,713
                                                                       --------             ----------
      Total                                                            $965,720             $1,114,343
                                                                       ========             ==========
Shares of beneficial interest outstanding:
  Class A                                                                 9,282                 95,755
  Class I                                                                90,307                 10,745
                                                                       --------             ----------
      Total shares of beneficial interest outstanding                    99,589                106,500
                                                                       ========             ==========
Net assets:
  Class A                                                              $ 89,829             $1,001,855
  Class I                                                               875,891                112,488
                                                                       --------             ----------
      Total net assets                                                 $965,720             $1,114,343
                                                                       ========             ==========
Class A shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)            $9.68                 $10.46
                                                                        =====                 ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)            $9.70                 $10.47
                                                                        =====                 ======

See notes to financial statements

Statements of Operations
------------------------------------------------------------------------------------------------
                                                                           ASIA    INTERNATIONAL
                                                                        PACIFIC    OPPORTUNITIES
PERIOD ENDED SEPTEMBER 30, 1998*                                           FUND             FUND
------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                         $  31,838        $  25,775
    Interest                                                             12,991            6,515
    Foreign taxes withheld                                               (3,051)          (2,782)
                                                                      ---------        ---------
      Total investment income                                         $  41,778        $  29,508
                                                                      ---------        ---------
  Expenses -
    Management fee                                                    $  18,922        $  12,280
    Shareholder servicing agent fee                                       2,286            1,320
    Distribution and service fees (Class A)                               7,802            3,300
    Administrative fee                                                      220              154
    Custodian fee                                                         4,950            7,404
    Interest expense                                                      1,015             --
    Printing                                                                827            3,628
    Postage                                                                 184              153
    Auditing fees                                                         6,505            6,305
    Legal fees                                                            1,884            2,524
    Registration fees                                                     4,875            4,875
    Dividend expense on securities sold short                             3,562             --
    Miscellaneous                                                           255              484
                                                                      ---------        ---------
      Total expenses                                                  $  53,287        $  42,427
    Fees paid indirectly                                                   (283)            (476)
    Reduction of expenses by investment adviser and distributor         (27,527)         (19,926)
                                                                      ---------        ---------
      Net expenses                                                    $  25,477        $  22,025
                                                                      ---------        ---------
        Net investment income                                         $  16,301        $   7,483
                                                                      ---------        ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $(517,934)       $ (16,602)
    Securities sold short                                                36,193             --
    Foreign currency transactions                                         5,580           (3,316)
                                                                      ---------        ---------
      Net realized loss on investments and foreign currency
        transactions                                                  $(476,161)       $ (19,918)
                                                                      ---------        ---------
  Change in unrealized depreciation -
    Investments                                                       $(336,620)       $(111,579)
    Securities sold short                                               (13,553)            --
    Translation of assets and liabilities in foreign currencies          (2,792)            (859)
                                                                      ---------        ---------
      Net unrealized loss on investments and foreign currency
        translation                                                   $(352,965)       $(112,438)
                                                                      ---------        ---------
        Net realized and unrealized loss on investments and
          foreign currency                                            $(829,126)       $(132,356)
                                                                      ---------        ---------
          Decrease in net assets from operations                      $(812,825)       $(124,873)
                                                                      =========        =========
* For the period from the commencement of each Fund's investment operations, October 9, 1997, through September 30, 1998.

See notes to financial statements

Statements of Operations - continued
------------------------------------------------------------------------------------------------
                                                                  INTERNATIONAL
                                                                      STRATEGIC    INTERNATIONAL
                                                                         GROWTH            VALUE
PERIOD ENDED SEPTEMBER 30, 1998*                                           FUND             FUND
------------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                          $ 22,285          $ 9,739
    Interest                                                              4,758           23,215
    Foreign taxes withheld                                               (2,698)          (2,748)
                                                                      ---------        ---------
      Total investment income                                          $ 24,345          $30,206
                                                                      ---------        ---------
  Expenses -
    Management fee                                                    $  10,774        $  10,778
    Shareholder servicing agent fee                                       1,147            1,267
    Distribution and service fees (Class A)                               1,412            5,022
    Administrative fee                                                      132              133
    Custodian fee                                                         5,954            4,510
    Printing                                                              4,773            4,947
    Postage                                                                 183              595
    Auditing fees                                                         6,305            6,305
    Legal fees                                                            2,133            2,694
    Registration fees                                                     5,481            5,688
    Miscellaneous                                                           680              964
                                                                      ---------        ---------
      Total expenses                                                  $  38,974        $  42,903
    Fees paid indirectly                                                   (199)            (252)
    Reduction of expenses by investment adviser and distributor         (19,323)         (23,338)
                                                                      ---------        ---------
      Net expenses                                                    $  19,452        $  19,313
                                                                      ---------        ---------
        Net investment income                                         $   4,893        $  10,893
                                                                      ---------        ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                           $  31,247        $   8,745
    Foreign currency transactions                                        (3,105)            (228)
                                                                      ---------        ---------
      Net realized gain on investments and foreign
        currency transactions                                         $  28,142        $   8,517
                                                                      ---------        ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                                       $ (51,825)       $  26,449
    Translation of assets and liabilities in foreign currencies            (432)             (10)
                                                                      ---------        ---------
      Net unrealized gain (loss) on investments and foreign
        currency translation                                          $ (52,257)       $  26,439
                                                                      ---------        ---------
        Net realized and unrealized gain (loss) on investments
          and foreign currency                                        $ (24,115)       $  34,956
                                                                      ---------        ---------
          Increase (decrease) in net assets from operations           $ (19,222)       $  45,849
                                                                      =========        =========

* For the period from the commencement of each Fund's investment operations, October 9, 1997, through September 30, 1998.

See notes to financial statements

Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------
                                                                           ASIA    INTERNATIONAL
                                                                        PACIFIC    OPPORTUNITIES
PERIOD ENDED SEPTEMBER 30, 1998*                                           FUND             FUND
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $   16,301       $    7,483
  Net realized loss on investments and foreign currency
    transactions                                                       (476,161)         (19,918)
  Net unrealized loss on investments and foreign currency
    translation                                                        (352,965)        (112,438)
                                                                     ----------       ----------
      Decrease in net assets from operations                         $ (812,825)      $ (124,873)
                                                                     ----------       ----------
  Distributions declared to shareholders -
    From net investment income (Class A)                             $   (4,075)      $     --
    From net investment income (Class I)                                   (871)            --
                                                                     ----------       ----------
        Total distributions declared to shareholders                 $   (4,946)      $     --
                                                                     ----------       ----------
  Net increase in net assets from Fund share transactions            $2,508,020       $1,390,147
                                                                     ----------       ----------
        Total increase in net assets                                 $1,690,249       $1,265,274
Net assets:
  At beginning of period                                                   --               --
                                                                     ----------       ----------
  At end of period (including accumulated undistributed net
    investment income of $16,935 and $4,167, respectively)           $1,690,249       $1,265,274
                                                                     ==========       ==========

* For the period from the commencement of each Fund's investment operations, October 9, 1997, through September 30, 1998.

See notes to financial statements

Statements of Changes in Net Assets - continued
------------------------------------------------------------------------------------------------
                                                                  INTERNATIONAL
                                                                      STRATEGIC    INTERNATIONAL
                                                                         GROWTH            VALUE
PERIOD ENDED SEPTEMBER 30, 1998*                                           FUND             FUND
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                $  4,893       $   10,893
  Net realized gain on investments and foreign currency
    transactions                                                         28,142            8,517
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                (52,257)          26,439
                                                                     ----------       ----------
      Increase (decrease) in net assets from operations              $  (19,222)      $   45,849
                                                                     ----------       ----------
  Net increase in net assets from Fund share transactions            $  984,942       $1,068,494
                                                                     ----------       ----------
        Total increase in net assets                                 $  965,720       $1,114,343
Net assets:
  At beginning of period                                                   --               --
                                                                     ----------       ----------
  At end of period (including accumulated undistributed net
    investment income of $1,788 and $10,713, respectively)           $  965,720       $1,114,343
                                                                     ==========       ==========

* For the period from the commencement of each Fund's investment operations, October 9, 1997, through September 30, 1998.

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30, 1998*                                            ASIA PACIFIC FUND
--------------------------------------------------------------------------------------------------------
                                                                   CLASS A                       CLASS I
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                               $10.00                        $10.00
                                                                    ------                        ------
Income from investment operations# -
  Net investment income(S)                                          $ 0.07                        $ 0.08
  Net realized and unrealized loss on investments
    and foreign currency                                             (3.53)                        (3.53)
                                                                    ------                        ------
      Total from investment operations                              $(3.46)                       $(3.45)
                                                                     -----                         -----
Less distributions declared to shareholders from
  net investment income                                             $(0.02)                       $(0.02)
                                                                    ------                        ------
Net asset value - end of period                                     $ 6.52                        $ 6.53
                                                                    ======                        ======
Total return                                                      (34.82)%++                    (34.72)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(S)(S)                                                   1.36%+                        1.33%+
  Net investment income                                              0.86%+                        0.83%+
Portfolio turnover                                                     84%                           84%
Net assets at end of period (000 omitted)                           $1,348                          $342

     * For the period from the commencement of the Fund's investment operations, October 9, 1997, through
       September 30, 1998.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)(S) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets is 1.17% and 1.14% for Class A and I, respectively.
   (S) The investment adviser and the distributor voluntarily waived their fees for the period indicated.
       If these fees had been incurred by the Fund, the net investment loss per share and the ratios would have been:

         Net investment loss                                        $(0.06)                       $(0.02)
         Ratios (to average net assets):
           Expenses##                                                2.90%+                        2.37%+
           Net investment loss                                     (0.69)%+                      (0.22)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30, 1998*                                   INTERNATIONAL OPPORTUNITIES FUND
-----------------------------------------------------------------------------------------------------------------
                                                                   CLASS A                       CLASS I
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                               $10.00                        $10.00
                                                                    ------                        ------
Income from investment operations# -
  Net investment income(S)                                          $ 0.06                        $ 0.07
  Net realized and unrealized loss on investments
    and foreign currency                                             (0.64)                        (0.65)
                                                                    ------                        ------
      Total from investment operations                              $(0.58)                       $(0.58)
                                                                    ------                        ------
Net asset value - end of period                                     $ 9.42                        $ 9.42
                                                                    ======                        ======
Total return                                                       (5.80)%++                     (5.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses###                                                        1.75%+                        1.75%+
  Net investment income                                              0.54%+                        0.65%+
Portfolio turnover                                                    165%                          165%
Net assets at end of period (000 omitted)                             $573                          $692

     * For the period from the commencement of the Fund's investment operations, October 9, 1997, through
       September 30, 1998.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## The Fund's expenses are calculated without reduction for fees paid indirectly.
   ### The Fund's expenses without reduction for fees paid indirectly for both Class A and Class I for the period ended September 30, 1998 would have been 1.79%.

   (S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees at not more than 1.75% of the
       Fund's average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the period indicated. If these fees had been incurred by the Fund and other expenses had not been limited, the net investment loss per share and the ratios would have been:

         Net investment loss                                        $(0.13)                       $(0.07)
         Ratios (to average net assets):
           Expenses##                                                3.57%+                        3.07%+
           Net investment loss                                     (1.32)%+                      (0.71)%+

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30, 1998*                                    INTERNATIONAL STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------------------------------
                                                                   CLASS A                       CLASS I
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                               $10.00                        $10.00
                                                                    ------                        ------
Income from investment operations# -
  Net investment income(S)                                          $ 0.04                        $ 0.05
  Net realized and unrealized loss on investments
    and foreign currency                                             (0.36)                        (0.35)
                                                                    ------                        ------
      Total from investment operations                              $(0.32)                       $(0.30)
                                                                    ------                        ------
Net asset value - end of period                                     $ 9.68                        $ 9.70
                                                                    ======                        ======
Total return                                                       (3.20)%++                     (3.00)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses###                                                        1.75%+                        1.75%+
  Net investment income                                              0.34%+                        0.48%+
Portfolio turnover                                                    103%                          103%
Net assets at end of period (000 omitted)                              $90                          $876

     * For the period from the commencement of the Fund's investment operations, October 9, 1997, through
       September 30, 1998.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## The Fund's expenses are calculated without reduction for fees paid indirectly.
   ### The Fund's expenses without reduction for fees paid indirectly for both Class A and Class I for the period ended September 30, 1998, would have been 1.77%.
   (S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.75% of the
       Fund's average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the period indicated. If these fees had been incurred by the Fund and other expenses had not been limited the net investment loss per share and the ratios would have been:

         Net investment loss                                        $(0.20)                       $(0.13)
         Ratios (to average net assets):
           Expenses##                                                3.88%+                        3.38%+
           Net investment loss                                     (1.79)%+                      (1.15)%+

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30, 1998*                                       INTERNATIONAL VALUE FUND
-----------------------------------------------------------------------------------------------------------------
                                                                   CLASS A                       CLASS I
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                               $10.00                        $10.00
                                                                    ------                        ------
Income from investment operations# -
  Net investment income(S)                                          $ 0.10                        $ 0.11
  Net realized and unrealized gain on investments
    and foreign currency                                              0.36                          0.36
                                                                    ------                        ------
      Total from investment operations                              $ 0.46                        $ 0.47
                                                                    ------                        ------
Net asset value - end of period                                     $10.46                        $10.47
                                                                    ======                        ======
Total return                                                         4.70%++                       4.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses###                                                        1.75%+                        1.75%+
  Net investment income                                              0.98%+                        1.00%+
Portfolio turnover                                                     71%                           71%
Net assets at end of period (000 omitted)                           $1,002                          $112

     * For the period from the commencement of the Fund's investment operations, October 9, 1997, through
       September 30, 1998.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.

    ## The Fund's expenses are calculated without reduction for fees paid indirectly.

   ### The Fund's expenses without reduction for fees paid indirectly for both Class A and Class I for the period ended September 30, 1998, would have been 1.77%.

   (S) Subject to reimbursement by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 1.75% of the
       Fund's average daily net assets. The investment adviser and the distributor voluntarily waived their fees for the period indicated. If these fees had been incurred by the Fund and other expenses had not been limited, the net investment loss per share and the ratios would have been:

         Net investment loss                                        $(0.13)                       $(0.07)
         Ratios (to average net assets):
           Expenses##                                                3.92%+                        3.42%+
           Net investment loss                                     (1.19)%+                      (0.67)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Asia Pacific Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund (the Funds) are diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, each Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. They may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, each Fund may enter into contracts with the intent of changing the relative exposure of each Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Short Sales - Each Fund may enter into short sales. A short sale transaction involves selling a security which the Fund does not own with the intent of purchasing it later at a lower price. A Fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which a Fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest a Fund may be required to pay in connection with a short sale. Whenever a Fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - Each Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statements of Operations.

Tax Matters and Distributions - Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the period ended September 30, 1998, the following amounts were reclassified among accumulated undistributed net investment income, accumulated net realized gain on investments and paid-in-capital due to differences between book and tax accounting for currency transactions. These changes had no effect on the net assets or net asset values per share.

                                           ASIA PACIFIC           INTERNATIONAL
INCREASE (DECREASE)                                FUND      OPPORTUNITIES FUND
--------------------------------------------------------------------------------
Accumulated net realized loss on
  investments and foreign currency
   transactions                                $(5,580)                $  3,316
Accumulated undistributed net
  investment income                            $ 5,580                  $(3,316)

                                         INTERNATIONAL
                                             STRATEGIC            INTERNATIONAL
INCREASE (DECREASE)                        GROWTH FUND               VALUE FUND
--------------------------------------------------------------------------------

Paid-in-capital                                 $  --                    $  (48)
Accumulated undistributed net realized
  gain on investments and foreign
  currency transactions                         $ 3,105                  $  228
Accumulated undistributed net investment
  income                                        $(3,105)                 $ (180)

At September 30, 1998, MFS Asia Pacific Fund and MFS International Opportunities Fund, for federal income tax purposes, each had a capital loss carryforward. The amounts of $452,755 and $14,414, respectively may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration on September 30, 2006.

Multiple Classes of Shares of Beneficial Interest - The Funds offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. For the MFS Asia Pacific Fund, the management fee is computed daily and paid monthly at an annual rate of 1.00% of average daily net assets. The management fee for MFS International Opportunities Fund, MFS International Strategic Growth Fund, and MFS International Value Fund is computed daily and paid monthly at the following annual rates:

              First $500 million of average net assets       0.975%
              Average net assets in excess of $500 million   0.925%

The investment adviser has voluntarily agreed to waive its fee, which is reflected as a reduction of expenses in the Statements of Operations.

MFS International Opportunities Fund, MFS International Strategic Growth Fund, and MFS International Value Fund each have a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of these Funds' operating expenses, exclusive of management, and distribution and service fees. Each of these Funds in turn will pay MFS an expense reimbursement fee not greater than 1.75% of average daily net assets. To the extent that the expense reimbursement fee exceeds each Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At September 30, 1998, the aggregate unreimbursed expenses owed to MFS by the Funds amounted to:

              INTERNATIONAL              INTERNATIONAL           INTERNATIONAL
              OPPORTUNITIES           STRATEGIC GROWTH                   VALUE
                       FUND                       FUND                    FUND
       -----------------------------------------------------------------------
                     $4,380                     $7,137                  $7,538

Each Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to each Fund.

Administrator - Each Fund has an administrative services agreement with MFS to provide each Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales on Class A shares of each Fund for the period ended September 30, 1998.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that each Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of each Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed during the period ended September 30, 1998 on Class A shares of each Fund.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                ASIA        INTERNATIONAL        INTERNATIONAL       INTERNATIONAL
                                                             PACIFIC        OPPORTUNITIES     STRATEGIC GROWTH               VALUE
                                                                FUND                 FUND                 FUND                FUND
------------------------------------------------------------------------------------------------------------------------------------
Purchases
  Investments (non-U.S. government securities)            $4,035,738           $3,186,357           $1,972,871          $1,679,146
                                                          ----------           ----------           ----------          ----------
Sales
  Investments (non-U.S. government securities)            $1,914,065           $1,956,322           $1,090,784          $  699,497
                                                          ----------           ----------           ----------          ----------

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:

                                                                ASIA        INTERNATIONAL        INTERNATIONAL       INTERNATIONAL
                                                             PACIFIC        OPPORTUNITIES     STRATEGIC GROWTH               VALUE
                                                                FUND                 FUND                 FUND                FUND
----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                            $1,984,127           $1,329,924           $1,010,434          $1,063,725
                                                          ----------           ----------           ----------          ----------
Gross unrealized appreciation                             $   40,848           $   50,100           $   55,164          $  119,343
Gross unrealized depreciation                               (406,454)            (163,144)            (109,078)            (93,224)
                                                          ----------           ----------           ----------          ----------

  Net unrealized appreciation (depreciation)               $(365,606)           $(113,044)          $  (53,914)         $   26,119
                                                           =========            =========           ==========          ==========

(5) Shares of Beneficial Interest
Each Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                                                                    PERIOD ENDED SEPTEMBER 30, 1998*
                                                            ----------------------------------------------------------------------
                                                                                                                     INTERNATIONAL
                                                                             ASIA PACIFIC                            OPPORTUNITIES
                                                                                     FUND                                     FUND
                                                            ----------------------------               ---------------------------
                                                              SHARES               AMOUNT               SHARES              AMOUNT
                                                            ----------------------------------------------------------------------
Shares sold                                                  213,642           $2,084,461               75,967          $  780,005
Shares issued to shareholders in
  reinvestment of distributions                                  498                4,074                   --                  --
Shares reacquired                                             (7,450)             (53,156)             (15,161)           (153,975)
                                                             -------           ----------               ------          ----------
  Net increase                                               206,690           $2,035,379               60,806          $  626,030
                                                             =======           ==========               ======          ==========

* For the period from the commencement of each Fund's investment operations, October 9, 1997, through September 30, 1998.

Class A Shares
                                                                                    PERIOD ENDED SEPTEMBER 30, 1998*
                                                            ----------------------------------------------------------------------
                                                                            INTERNATIONAL
                                                                                STRATEGIC                            INTERNATIONAL
                                                                              GROWTH FUND                               VALUE FUND
                                                            ----------------------------               ---------------------------
                                                              SHARES               AMOUNT               SHARES              AMOUNT
                                                            ----------------------------------------------------------------------
Shares sold                                                   38,708           $  388,757               96,025          $  960,810
Shares reacquired                                            (29,426)            (342,377)                (270)             (3,059)
                                                             -------           ----------               ------          ----------
  Net increase                                                 9,282            $  46,380               95,755          $  957,751
                                                             =======           ==========               ======          ==========
Class I Shares
                                                                                    PERIOD ENDED SEPTEMBER 30, 1998*
                                                            ----------------------------------------------------------------------
                                                                                                                     INTERNATIONAL
                                                                             ASIA PACIFIC                            OPPORTUNITIES
                                                                                     FUND                                     FUND
                                                            ----------------------------               ---------------------------
                                                              SHARES               AMOUNT               SHARES              AMOUNT
                                                            ----------------------------------------------------------------------
Shares sold                                                   59,916           $  532,264               73,457          $  764,117
Shares issued to shareholders in
  reinvestment of distributions                                  106                  871                   --                  --
Shares reacquired                                             (7,623)             (60,494)                  --                  --
                                                             -------           ----------               ------          ----------
  Net increase                                                52,399           $  472,641               73,457          $  764,117
                                                             =======           ==========               ======          ==========
Class I Shares
                                                                                    PERIOD ENDED SEPTEMBER 30, 1998*
                                                            ----------------------------------------------------------------------
                                                                            INTERNATIONAL
                                                                                STRATEGIC                            INTERNATIONAL
                                                                              GROWTH FUND                                VALUE FUND
                                                            ----------------------------               ---------------------------
                                                              SHARES               AMOUNT               SHARES              AMOUNT
                                                            ----------------------------------------------------------------------
Shares sold                                                   92,832           $  965,533               10,745          $  110,743
Shares reacquired                                             (2,525)             (26,971)                  --                  --
                                                             -------           ----------               ------          ----------
  Net increase                                                90,307           $  938,562               10,745          $  110,743
                                                             =======           ==========               ======          ==========
* For the period from the commencement of each Fund's investment operations, October 9, 1997, through September 30, 1998.

(6) Line of Credit
Each Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each Fund for the period ended September 30, 1998, were as follows:

    ASIA          INTERNATIONAL           INTERNATIONAL            INTERNATIONAL
 PACIFIC          OPPORTUNITIES        STRATEGIC GROWTH                    VALUE
    FUND                   FUND                    FUND                     FUND
 -------------------------------------------------------------------------------
     $14                     $9                      $8                       $3

(7) Financial Instruments
Each Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment each Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

ASIA PACIFIC FUND:
                                                                                                                     NET UNREALIZED
                                                              CONTRACTS TO                            CONTRACTS        APPRECIATION
                                SETTLEMENT DATE                    DELIVER     IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                  12/15/98    AUD             164,069            $ 97,588         $ 97,452            $   136
                                       12/15/98    JPY          30,000,000             229,183          222,401              6,782
                                       12/15/98    SGD             185,898             107,536          110,409             (2,873)
                                                                                                       --------            -------
                                                                                                       $430,262            $ 4,045
                                                                                                       ========            =======

INTERNATIONAL OPPORTUNITIES FUND:
-----------------------------------------------------------------------------------------------------------------------------------
Sales                                   01/11/99    SGD             18,500            $ 10,997         $ 10,000            $  (997)

Currency abbreviations are defined as follows:

            AUD = Australian Dollars
            JPY = Japanese Yen
            SGD = Singapore Dollars

INTERNATIONAL STRATEGIC GROWTH FUND:

Forward foreign currency sales under master netting agreements amounted to a net payable of $499 with Merrill Lynch at September 30, 1998.

At September 30, 1998, each Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1998, the Funds owned the following restricted securities which may not be publicly sold without registration under the Securities Act of 1933. The Funds do not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                                    DATE OF         SHARE                                      % OF
FUND                           DESCRIPTION                      ACQUISITION        AMOUNT          COST         VALUE    NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Asia Pacific Fund              Hong Leong Finance Ltd.            10/13/97         37,000       $58,952       $22,358         1.32%
                               Tanjong PLC                        10/13/97         15,000        33,049        11,160         0.66

International Strategic        Tanjong PLC                        11/28/97,         3,000         4,219         2,232         0.23
  Growth Fund                                                     12/03/97,
                                                                 & 1/15/98

International Value Fund       Tanjong PLC                        12/03/97          1,000         1,455           744         0.10

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust V and Shareholders of MFS Asia Pacific Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund:

We have audited the accompanying statements of assets and liabilities of MFS Asia Pacific Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund (the "Funds"), including the schedules of portfolio investments, as of September 30, 1998, and the related statements of operations, the statements of changes in net assets and financial highlights for the period from October 9, 1997 (commencement of operations) to September 30, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of MFS Asia Pacific Fund, MFS International Opportunities Fund, MFS International Strategic Growth Fund and MFS International Value Fund at
September 30, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the period from October 9, 1997 (commencement of operations) to September 30, 1998, in conformity with generally accepted accounting principles.

                                        /s/ ERNST & YOUNG LLP
Boston, Massachusetts
November 6, 1998

FEDERAL TAX INFORMATION

In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

For the year ended September 30, 1998, income from foreign sources and foreign taxes withheld were as follows:

                                                                             INTERNATIONAL        INTERNATIONAL
                                                         ASIA PACIFIC        OPPORTUNITIES            STRATEGIC       INTERNATIONAL
                                                                 FUND                 FUND          GROWTH FUND          VALUE FUND
-----------------------------------------------------------------------------------------------------------------------------------
Income from foreign sources                                   $23,706              $21,815              $20,227             $19,878
Foreign taxes withheld                                        $ 3,051              $ 2,681              $ 2,355             $ 2,748





                  --------------------------------------------
             This report is prepared for the general information of
               shareholders. It is authorized for distribution to
          prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) ASIA PACIFIC FUND

MFS(R) INTERNATIONAL OPPORTUNITIES FUND

MFS(R) INTERNATIONAL STRATEGIC GROWTH FUND

MFS(R) INTERNATIONAL VALUE FUND

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INVESTMENT MANAGEMENT
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                                                                INC-2 11/98 1.4M